Exhibit 99.1

3rd Quarter 2005

Disclosure
   When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private
Securities Litigation Reform Act of 1995. The Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the
Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The
Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

VINEYARD
NATIONAL BANCORP

Creativity

Integrity

VINEYARD

VINEYARD
Mobile ATM Unit
VINEYARD
BANK

VINEYARD
BANK

Flexibility

Overview
m	Traded on the NASDAQ National Market System [VNBC]
m	Market price – closed at $29.55 (September 30, 2005)
m	$1.7 billion in assets (September 30, 2005)
m	Shares outstanding – approximately 9.7 million (September 30, 2005)
m	Market Capitalization – approximately $286 million (September 30, 2005)
m	Inside ownership – approximately 18% (September 30, 2005)
m	Institutional ownership – approximately 20% (September 30, 2005)

Overview
Price Valuation Measures
m	Trailing P/E – 15.72
m	Forward P/E fiscal year end (fye) Dec. 31, 2006 – 11.96
m	Price/Book most recent quarter (mrq) – 2.88
m	Stated Book Value Per Share (mrq) – $10.25
m	Diluted Book Value Per Share (mrq) – $10.49
Earnings Estimates
m	Analyst coverage – three (3)
m	Management’s estimate (fye) 2005 - $1.98 - $2.03
♦	% change from prior year – 28% - 31%
m	Average of (3) analysts fye 2005 - $2.01
♦	% change from prior year – 30.5%
m	Average of (3) analysts fye 2006 - $ 2.47
♦	% change from prior year – 22.9%

Balance Sheet
Effectiveness
Operational
Efficiency
Consistent
EPS Growth
Key Financial   Principles
Financial Highlights

Period-ended	Net Earnings	Diluted Earnings Per Share (1)	Return On Avg. Common Equity
Year to Date Sept. 30, 2005	$14,500	$1.44	22%
Year Ended Dec. 31, 2004	$14,000	$1.55	29%
Year Ended Dec. 31, 2003	$8,000	$1.09	41%
(1) Adjusted for stock dividend, convertible preferred stock and stock split
Bancorp Net Earnings
Dollars shown in all tables are in thousands (except for per share information)
Vineyard National Bancorp
Summary Results 2003-2005

Period-ended	Net Earnings	Return on Avg. Assets	Efficiency Ratio
Year to Date Sept. 30, 2005	$18,000	1.59%	43%
Year Ended Dec. 31, 2004	$17,000	1.47%	44%
Year Ended Dec. 31, 2003	$9,300	1.44%	45%
Bank Net Earnings
Dollars shown in all tables are in thousands
Vineyard National Bancorp
Summary Results 2003-2005

Press Release Source: Vineyard National Bancorp

Vineyard National Bancorp Recognized as One of Fastest Growing Companies

Friday August 26, 9:30 am ET

RANCHO CUCAMONGA, Calif.--(BUSINESS WIRE)--Aug. 26, 2005--Vineyard National Bancorp (NASDAQ: VNBC - News; the "Company") today announced its inclusion in Fortune Magazine's 2005 Top 100 fastest growing companies.

usbanker

August 2005 **Beyond Business as Usual**

USB's ANNUAL PERFORMANCE RANKING

Top 100 Publicly Traded **Mid-Tier Banks**

Banks & thrifts with less than $10 billion in assets. Ranked by 3-year average ROE.

Institution	Ticker	Market Value ($M)	Total Assets ($000)	3-Year Avg ROE	3-Year Median EPS Growth	3-Year Avg Total Risk Based Ratio	3-Year Price Performance	ROAE (%)	EPS Growth YoY (%)	Diluted EPS Before Extraordinary ($)	Total Capital Ratio (%)
1 WSFS Financial Corp.	WSFS	383	2,502,956	42.1	31.4	17.8	245.8	13.6	31.4	3.39	15.34
2 Westamerica Bancorp	WABC	1,709	4,737,268	29.0	8.1	11.6	47.4	28.8	2.8	2.93	12.46
3 Oriental Financial Group	OFG	575	3,725,695	27.0	32.7	28.6	153.2	25.7	15.5	2.53	38.69
4 Vineyard National Bancorp	VNBC	267	1,311,497	24.6	108	15.4	1022.9	23.5	42.2	1.55	14.6
5 TrustCo Bank Corp NY	TRST	841	2,863,834	23.9	6.5	17.7	9.7	25.3	7.1	0.75	18.37

National Recognition

m	Stock appreciation growth over 1,831% (Oct. 2000 thru 3rd quarter 2005)
m	Inclusion in the Russell 2000 index
m	Alumni inclusion in Sandler O’Neill’s “2005 Bank and Thrift Sm-All Stars”
m	2004 - Rated “Market Cap Champion” by Carpenter & Company $1 billion - $10 billion Asset Class, one and three year stock appreciation
m	July 2004 ranked tenth within the “Top 200 Publicly Traded Community Banks” by US Banker
m	Listed in Sandler O’Neill’s “2004 Bank and Thrift Sm-All Stars” for both performance and valuation
m	2003 - Rated “Market Cap Champion” by Carpenter & Company $500 M - $1 billion Asset Class for three years

The Inland Empire…
m	Represents the counties of Riverside and San Bernardino, one of the fastest growing regions in the United States
m	Major distribution hub for goods coming in through the Los Angeles Harbors
m	Availability of “affordable” and buildable land for housing, commercial and retail development in support of the Los Angeles and Orange County regions
m	Intersection or half way point between: Los Angeles and Palm Desert, Pomona Valley and Temecula Valley, Newport Coast and Coachella Valley

What Makes Vineyard Unique?

VINEYARD
NATIONAL BANCORP

Our Vision
We are a community bank focused
on relationships and the
experiences we create

❖	Organization and Operating Strategies

Key Strategic Drivers
m	Diverse asset base and organizational structure
m	Operating efficiency
m	Operate within 20 unique markets
m	Development and enhancement of 10 specialty products
m	Branding and Marketing of the Vineyard Franchise
♦	In target geographic markets
♦	In target product markets

Assets

$1,750,000
$1,575,000
$1,400,000
$1,225,000
$1,050,000
$875,000
$700,000
$525,000
$350,000
$175,000
$0

	YE 2000	YE 2001	YE 2002	YE 2003	YE 2004	Sept. 30, 2005
Total Assets	$110,700	$191,300	$385,900	$887,800	$1,311,500	$1,678,900

Dollars in thousands

Lending & Funding Strategies
m	Organized by specialty groups
♦	SFR Coastal and Tract Construction
♦	Income Property (commercial and multi-family)
♦	Commercial and Business Banking
♦	Entrepreneurial Services and Private Banking
♦	SBA Lending
♦	Religious Financial Services
m	Organic deposit growth
♦	Community positioning and expansion within current markets
♦	Acquisition of teams within new growth markets
m	Organic lending growth
♦	Expansion of existing markets
♦	Acquisition of new teams in new markets
m	Acquisition of complete delivery systems in new markets
♦	San Diego, Marin & Irvine
m	Acquisition of existing institutions based on the Company’s strategic drivers

Lending & Funding Strategies
m	Community Banking
♦	Originally organized and focused on community-based deposits
♦	Now looking to broaden our reach by expanding disciplines to our community banking base
m	Broaden Commercial and Business Banking
m	Expand Private Banking and Entrepreneur Services
m	Enhance Corporate Cash Management and Community Banking
m	Deposit Market Share
♦	Desired level of 20%, with a minimum target of 10% in each of the communities we serve.
m	7 out of 11 capture 10% minimum target
m	3 out of 11 capture more than 20%

Total Loans and Deposits

$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0

	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Sept. 30, 2005
Net Loans	$78,700	$136,100	$250,200	$589,500	$1,014,000	$1,287,300
Total Deposits	$99,600	$159,400	$287,500	$603,300	$965,500	$1,120,600

Dollars in thousands

Capital Strategy
m	Support Organic Growth
m	Efficient tools for effective execution and purpose
♦	Shelf registration – $125 million
♦	PIPE
♦	Trust preferred
♦	Strategic acquisition
m	Reduce funding costs
m	Accretive to earnings
m	Minimal dilutive impact to shareholders
m	Maintain consistent capital ratios
♦	Holding Company
♦	Bank

Bank Capital Adequacy Ratios

20.0%
16.0%
12.0%
8.0%
4.0%
0.0%

	Dec. 2000	Dec. 2001	Dec. 2002	Dec. 2003	Dec. 2004	Sept. 2005
Leverage Capital	8.4%	12.5%	11.6%	10.3%	11.3%	11.6%
Tier 1 Capital	10.4%	15.1%	13.9%	12.7%	12.4%	12.4%
Total Capital	11.3%	16.1%	15.0%	13.9%	13.5%	13.3%

Strategic Focus

Our future is as diverse as our markets

VINEYARD
NATIONAL BANCORP

Crestline
Lake
Palm Desert
Irwindale
La Verne
Rancho Cucamonga
Diamond Bar
Chino
Manhattan Beach
Anaheim
Corona
Carlsbad

San Gabriel Valley
Temecula
Valley
North
San Diego
Orange
County
West
Side
¤	Full Service Banking Center
▪	Loan Production Office
Our Markets

Orange County
m	Irvine/Newport - branch opened
♦	Capture new funding/depository relationships
m	Commercial and Business Banking
m	Private Banking and Entrepreneur Services
m	Cash Management and Community Banking
♦	Expand existing lending products
m	Commercial Income Property Lending
m	High-end SFR Construction Lending
m	Anaheim LPO
♦	Expand and enhance lending products
m	Commercial Income Property Lending
m	SBA Lending
m	High-end SFR Construction Lending

North San Diego
m	San Diego – branch opened
♦	Capture new funding/depository relationships
m	Commercial and Business Banking
m	Private Banking and Entrepreneur Services
m	Cash Management and Community Banking
♦	Expand existing lending products
m	Commercial Income Property Lending
m	High-end SFR Construction Lending
m	SBA Lending
m	Carlsbad LPO
♦	Expand and enhance lending products
m	High-end SFR Construction Lending
m	Commercial Income Property Lending
m	SBA Lending

West Side/Los Angeles County
m	Manhattan Beach – branch opened
♦	Capture new funding/depository relationships
m	Commercial and Business Banking
m	Private Banking and Entrepreneur Services
m	Cash Management and Community Banking
♦	Expand existing lending products
m	Commercial Income Property Lending
m	High-end SFR Construction Lending
m	SBA Lending

San Gabriel Valley
m	Expand “Mature Market” presence along San Gabriel Valley Corridor
♦	Low-Mid Commercial Accounts with Mature deposit base
♦	Commercial & Business Lending
♦	Corporate Cash Management Expansion

Temecula Valley
m	Expand and enhance lending products
♦	Tract Construction Lending
♦	Commercial Income Property Lending
♦	SBA Lending
♦	Capture High-end SFR Construction Lending

Palm Desert
m	Capture new marketplace within Palm Desert community
♦	Expand Tract Construction Lending
♦	Expand Commercial Income Property Lending
♦	SBA Lending
♦	Capture High-end SFR Construction Lending
m	Possible de Novo branching
♦	Acquisitions of local in-market relationship professionals
♦	Capture new funding/depository relationships
♦	Capture deposit market share
m	Commercial and Business Banking
m	Private Banking and Entrepreneur Services
m	Cash Management and Community Banking

Full Service Banking Center
Loan Production Office

Santa Rosa
Napa
San Rafael
San Francisco
San Mateo

San Rafael/Marin
County

San Rafael/Marin County
m	LPO/Branch applications approved
♦	LPO opened September 2005
♦	Capture new lending relationships
♦	Expand and enhance existing lending products
m	Commercial Income Property Lending
m	High-end SFR Construction Lending
m	Tract construction lending
m	SBA Lending
m	Full Service Banking Center – January 2006
♦	Capture new depository/funding relationships
♦	Expand and enhance lending products
m	Commercial and Business Banking
m	Private Banking and Entrepreneur Services
m	Cash Management and Community Banking

❖	Summary Thoughts

2000 - 2004 “CAGR”
Compounded Annual Growth Rate

120%
100%
80%
60%
40%
20%
0%

	Net Loans	Assets	Deposits	Net Income	Diluted EPS
■ CAGR	76%	86%	89%	118%	79%

Earnings

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

	2000	2001	2002	2003	2004	9 mo. Sept. 2004	9 mo. Sept. 2005
Net Income	$600	$1,200	$3,000	$8,000	$14,000	$9,900	$14,500

Dollars in thousands

$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
50%
40%
30%
20%
10%
0%
$0.15
$0.25
$0.52
$1.09
$1.55
$1.11
$1.44
7.0%
11.7%
22.2%
41.0%
28.6%
32.4%
21.8%
YE 2000
YE 2001
YE 2002
YE 2003
YE 2004
9 mo. Sept. '04
9 mo. Sept. '05
Diluted EPS
ROACE (Annualized)

Earnings –
Return on Average Common Equity

m	The Bank has assembled talented, and well-established professionals driven on value-added, relationship banking
m	The Company has delivered returns to its shareholders by providing properly incented product groups within a unique distribution network
m	The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations
Employees, Customers, Investors….
“PEOPLE are our most valuable asset”